American Century Investment Trust
PROSPECTUS SUPPLEMENT

PRIME MONEY MARKET FUND

Supplement dated August 12, 2003 * Prospectus dated August 1, 2003
                                   (A Class, B Class, C Class and Advisor Class)

  The following replaces the first paragraph of the section B Class on page 12:

  B Class shares are sold at their net asset value without an initial sales charge. However, if you redeem your shares within six years of the purchase date of the original fund, you will pay a contingent deferred sales charge
  (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

SH-SPL-35629   0308